SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): June 28, 2000

                                   AEROCENTURY CORP.
                (Exact name of Registrant as specified in its charter)

        DELAWARE                                                94-3263974
(State or other jurisdiction of                              (I.R.S. Employer
inrporation or organization)                               Identification No.)


                             1440 Chapin Avenue, Suite 310
                                Burlingame, CA  94010
                (Address of principal executive offices)  (Zip code)

                                     650-340-1888
                (Registrant's telephone number including area code)

                                     Not applicable
               (Former name and former address, if changed since last report)


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Item 5.   Other Events

On June 26, 2000, the Company entered into an Amended and Restated Credit Agreement with National City Bank. The Amended and Restated Credit Agreement provides for a revolving credt line of up to $50,000,000, secured by the Company's assets.

Exhibits

Exhibit 10.1            Form of Amended and Restated Credit Agreement

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                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cuased this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 19, 2000                       AeroCentury Corp.

                                           By:  /s/ Neal D. Crispin
                                               -----------------------
                                                Neal D. Crispin,
                                                Chairman of the Board and
                                                President
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